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                                                                     EXHIBIT 1.1

                                EFTC Corporation

                               3,000,000 Shares(a)
                                  Common Stock
                               ($0.01 par value)
                             Underwriting Agreement

                                                              New York, New York
                                                              November 13, 1997

Salomon Brothers Inc
J.C. Bradford & Co.
Pacific Crest Securities Inc.
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

     EFTC Corporation, a Colorado corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 3,000,000 shares of Common Stock, $0.01 par value ("Common Stock"), of the Company (said shares to be issued and sold by the Company collectively being hereinafter called the "Underwritten Securities"). The persons named in Schedule II hereto (the "Selling Shareholders") also propose to grant to the Underwriters an option to purchase up to 450,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 which were filed under the Exchange Act.





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       (a)      Plus an option to purchase from the persons named in Schedule II hereto up to 450,000 additional shares to cover over-allotments.

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                 It is understood that a form of prospectus is to be used in connection with the offering and sale of the Securities to United States and Canadian Persons (as defined herein) which, for purposes of distribution to Canadian Persons, shall have a Canadian "wrap-around" (the "Canadian Offering Memorandum"). Insofar as they relate to offers or sales of Securities in Canada, all references herein to the Preliminary Prospectus and the Prospectus shall include the Canadian Offering Memorandum.

    I.   Representations and Warranties.

         A. The Company and the Joint Selling Shareholders jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section I. Certain terms used in this
         Section I are defined in Section XVII hereof.

                          1. The Company meets the requirements for use of Form S-2 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-38433) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                          2. On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which shares sold in respect of the Underwriters' over-allotment option are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules



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                    thereunder; on the Effective Date and at the Execution
                    Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Joint Selling Shareholders make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                          3. The subsidiaries listed on Schedule III hereto are the only subsidiaries of the Company.

                          4. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

                          5. All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances.

                          6.      The Company's authorized equity
                    capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Company has taken the actions required by the published rules of the Nasdaq Stock Market to qualify the Securities for inclusion in the Nasdaq





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                    Stock Market; the certificates for the Securities are in
                    valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                          7. There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in each of (a) the Prospectus under the headings "Risk Factors -- Protection of Know-how and Trade Secrets; -- Environmental Compliance; -- Shares Eligible for Future Sale; and -- Anti-Takeover Provisions" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Recent Developments", (b) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, under the headings "Item 1. Business -- Patents and Trademarks", "Item 2. Description of Property" and "Item 3. Legal Proceedings" and (c) the Company's Proxy Statement dated April 29, 1997, under the heading "Certain Relationships and Related Transactions", fairly summarize the matters therein described.

                          8. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

                          9. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                          10. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                          11. Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement,





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                    obligation, condition, covenant or instrument to which the
                    Company or any of its subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

                          12. No holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for such rights of the persons and entities listed on Schedule IV hereto (the "Registration Rights Shareholders") as have been effectively waived.

                          13. The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act, the Exchange Act and the respective rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Selected Consolidated Historical and Pro Forma Financial Data" and "Prospectus Summary -- Summary Consolidated Historical and Pro Forma Financial Information" in the Prospectus and the Registration Statement, fairly present, on the basis stated in the Prospectus and the Registration Statement the information included therein. The unaudited pro forma financial statements included in or incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act, the Exchange Act and the respective rules and regulations thereunder; the pro forma adjustments have been properly applied to the historical amounts in the compilation of such pro forma statements; the assumptions described in the notes to such pro forma statements provide a reasonable basis for presenting the significant direct effects of the transactions contemplated therein and such pro forma adjustments give appropriate effect to those adjustments, in each case, in accordance with Regulation S-X.

                          14. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or





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                    otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                          15.     Each of the Company and each of its
                    subsidiaries, owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; neither the Company nor any subsidiary is in violation of any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to it or is not in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and the Company has not received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

                          16. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except any such violation or default which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                          17. KPMG Peat Marwick LLP and Arthur Andersen LLP, each of which has certified certain financial statements of the Company or its subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.





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                          18.     There are no transfer taxes or other similar
                    fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company, the sale by the Company or the resale by the Joint Selling Shareholders of the Securities.

                          19. The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                          20. No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could reasonably be expected to have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                          21. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a currently anticipated cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).





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                          22.     No subsidiary of the Company is currently
                    prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (exclusive of any amendment thereto).

                          23. Except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), the Company and its subsidiaries (i) possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations and permits would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and (ii) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                          24. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          25. The Company owns or has obtained licenses or other rights for the patents, patent applications, trade and service marks, trade secrets and other intellectual properties referenced or described in the Prospectus as being owned or used by or licensed to it, including without limitation the rights to the AES software (collectively, the "Intellectual Property"). Except as set forth in the Prospectus under the caption "Risk Factors -- Protection of Know-how and Trade Secrets", (a) there are no rights of third parties to any such Intellectual Property that would materially impair the rights of the Company therein; (b) to the Company's knowledge there is no material infringement by





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                    third parties of any such Intellectual Property; (c) there is no pending or to the Company's knowledge threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or to the Company's knowledge threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or to the Company's knowledge threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned or used by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office. The Company and each of its subsidiaries owns the Intellectual Property or has rights to use the Intellectual Property that is necessary to conduct its business as described in the Prospectus.

                          26. Except as disclosed in the Registered Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank affiliate or lending affiliate of Salomon Brothers Inc, J.C. Bradford & Co. or Pacific Crest Securities Inc., and
                    (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

                          27. The Indemnification Agreement, dated February 24, 1997, among Charles E. Hewitson, Matthew J. Hewitson, Greg Hewitson, Christie Hewitson, Marsha Hewitson and Linda Hewitson (collectively, the "Current Electronics Indemnitors") and the Company, has been duly authorized, executed and delivered by the Company, has been duly executed and delivered by the Current Electronics Indemnitors and constitutes a valid and binding obligation of the Company and the Current Electronics Indemnitors enforceable in accordance with its terms.

                          28.     The Indemnification Agreement, dated
                    September 30, 1997, among Allen S. Braswell, Sr. Grantor Retained Income Trust u/a/d 12/31/89, Allen S. Braswell, Jr., Alma L. Braswell, Allen S. Braswell, Jr. Revocable Living Trust and Circuit Test International Limited Partnership, a Florida limited partnership (collectively, the "Circuit Test Indemnitors"; and Allen S. Braswell





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
                    Jr. and Alma L. Braswell, together, are the "Circuit Test Individual Indemnitors") and the Company, has been duly authorized, executed and delivered by the Company and the Circuit Test Indemnitors (other than the Circuit Test Individual Indemnitors), has been duly executed and delivered by the Circuit Test Individual Indemnitors and constitutes a valid and binding obligation of the Company and the Circuit Test Indemnitors enforceable in accordance with its terms.

                 Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

         B. Each Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

                          1. Such Selling Shareholder is the lawful owner of the Securities to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Shareholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

                          2. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

                          3. Certificates in negotiable form for such Selling Shareholder's Option Securities (other than, in the case of an Exercising Selling Shareholder, the Exercise Securities) have been placed in custody (or, in the case of Exercise Securities, will be placed in custody no later than the first business day following the receipt of notice by the Company from the Representatives of the exercise of the over-allotment option provided for in paragraph B of Section II hereto (the "Over-Allotment Option"), for delivery pursuant to the terms of this Agreement, under a Custody Agreement executed and delivered by such Selling Shareholders, in the form heretofore furnished to you (the "Custody Agreement"), with American Securities Transfer & Trust, Inc., as Custodian (the "Custodian"); the Securities represented by the certificates to be held in custody for each Selling Shareholder are subject to the interests hereunder of the Underwriters, the Company and the other Selling Shareholders; the arrangements for custody and delivery of such certificates (including certificates representing Exercise Securities), made by such Selling Shareholder hereunder and under the





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                    Custody Agreement, are not subject to termination or
                    modification by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                          4. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the federal and provincial securities laws of Canada or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                          5. Neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

                 Any certificate signed by any Selling Shareholder or a representative of a Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Shareholder, as to the matters covered thereby, to each Underwriter.

         C. Each Several Selling Shareholder represents and warrants to, and agrees with, each Underwriter that such Several Selling Shareholder has no reason to believe that the representations and warranties of the Company and the Joint Selling Shareholders contained in Section I.A. are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Several Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

         D. Each Exercising Selling Shareholder represents and warrants to, and agrees with, each Underwriter that it has delivered to the Company (i) notice in the form attached hereto as Exhibit C of an irrevocable election, effective upon receipt of notice from the Representatives to the Company of the exercise of the Over-Allotment Option, to exercise options for the purchase of the number of Common Stock shown opposite its name on Schedule VI hereto and (ii) irrevocable instructions to deliver the Exercise Securities to the Custodian to be held by the Custodian pursuant to the Custody Agreement; each such election and each such set of instructions is irrevocable and is not subject to termination or modification by any acts of such Exercising Selling Shareholder, or by operation of law, whether by the death or incapacity of such Exercising Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Exercise Securities pursuant to such instructions, certificates for the Exercise Securities will be delivered by the Company to the Custodian in accordance with the terms and conditions of such election and such instructions as if such death, incapacity or other event had not occurred, regardless of whether or not the Company shall have received notice of such death, incapacity or other event.

         In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Several Selling Shareholder specifically for use in connection with the preparation thereof, such Several Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph A.3. of this Section.

    II.  Purchase and Sale.

         A. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_________ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

         B. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholders named in Schedule II hereto hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to 450,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company and such Selling Shareholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by such Selling Shareholders (and by the Company in the case of Exercise Securities), and payment therefor to such Selling Shareholders (and to the Company in the case of Exercise Securities to the extent of the aggregate exercise price of the options pursuant to which such Exercise Securities relate), shall be made as provided in Section II hereof. The maximum number of shares of the Option Securities to be sold by each of such Selling Shareholders is set forth in Schedule II hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of shares of the Option Securities to be sold by each party listed on
         Schedule II shall be, as nearly as practicable, in the same proportion to each other as are the number of shares of the Option Securities listed opposite their respective names on said Schedule II. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

    III.  Delivery and Payment.

                 Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section II.B hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on____________________, 1997, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and, with respect to the Option Securities only, the Selling Shareholders or as provided in Section IX hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Except as provided in the immediately following paragraph, delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Underwritten Securities being sold by the Company and any Option Securities being sold by each of the Selling Shareholders to or upon the order of the Company and such Selling Shareholders, as the case may be, by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities to be sold by the Company shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                 Delivery of the Exercise Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives (i) to the Company of the aggregate exercise price of the options described in Schedule VI hereto as to which such Exercise Securities relate and (ii) to each of the Exercising Selling Shareholders of the excess, if any, of the aggregate purchase price of the Exercise Securities being sold by such Exercising Selling Shareholder over the amount paid with respect to such Exercise Securities pursuant to clause (i) of this sentence, in each case, by wire transfer payable in same day funds to the account specified pursuant to the preceding paragraph.

                 Delivery of the Option Securities to be sold by the Selling Shareholders shall be made at such location as the Representatives shall reasonably designate at least one Business Day in advance of the Closing Date and payment for the Securities shall be made at the office of _____________________________, New York, New York; certificates for such Securities shall be registered in such names and in such denominations as the

Representatives may request not less than two full Business Days in advance of the Closing Date. The Company agrees to have the certificates for such Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the Business Day prior to the Closing Date.

                 Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                 Except as provided in the immediately following paragraph, if the option provided for in Section II.B hereof is exercised after the third business day prior to the Closing Date, the Selling Shareholders named in
Schedule II hereto will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Shareholders identified in Schedule II by wire transfer payable in same-day funds to an account specified by the Selling Shareholders named in Schedule II hereto. If settlement for the Option Securities occurs after the Closing Date, the Company and such Selling Shareholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section VI hereof.

                 In the event that any of the shares are delivered pursuant to the exercise of options, delivery of such shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives (i) to the Company of the aggregate exercise price of such options and (ii) to each of the Selling Shareholders of the excess, if any, of the aggregate purchase price of such shares being sold by such Selling Shareholder over the amount paid with respect to such shares pursuant to clause (i) of this sentence, in each case, by wire transfer payable in same day funds to the account specified pursuant to the preceding paragraph.

    IV.  Offering by Underwriters.

                 It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

    V.   Agreements.

         A. The Company agrees with the several Underwriters that:

                          1. The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or of any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                          2. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph A of this Section V, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                          3. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                          4.      The Company will furnish to the
                    Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                          5. The Company will in good faith seek to arrange, if necessary and with the cooperation of the Underwriters, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities (provided that neither the Company nor its Subsidiaries will be required to qualify as a foreign corporation or consent to service of process in any such jurisdiction) and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review of the offering.

                          6. The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

         B. Each Selling Shareholder agrees with the several Underwriters that it will, at the Execution Time, furnish to the Representatives through the Company the letter specified in paragraph I. of Section VI hereof.

    VI.  Conditions to the Obligations of the Underwriters.

                 The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section III hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

         A. If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than
         (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         B. The Company shall have furnished to the Representatives the opinion of Holme Roberts & Owen LLP, counsel for the Company, dated the Closing Date, to the effect that:

                          1. each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                          2. all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                          3. the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Option Securities being sold hereunder by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Underwritten Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Company has taken the actions required by the published rules of the Nasdaq Stock Market to qualify the Securities for inclusion in the Nasdaq Stock Market; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                          4. to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement that is not adequately described in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, that is not described or filed as required; and the statements in each of (a) the Prospectus under the headings "Risk Factors -- Protection of Know-how and Trade Secrets; -- Environmental Compliance; -- Shares Eligible for Future Sale; and -- Anti-Takeover Provisions" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Recent Developments", (b) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, under the headings "Item 1. Business --Patents and Trademarks", "Item 2. Description of Property" and "Item 3. Legal Proceedings" and (c) the Company's Proxy Statement dated April 29, 1997, under the heading "Certain Relationships and Related Transactions", to the extent that such statements purport to describe certain provisions of federal laws, laws of the State of Colorado, rules or regulations, the Company's charter and by-laws, and contracts to which the Company is a party, have been reviewed by such counsel and fairly summarize the matters therein described;

                          5. the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                          6. this Agreement has been duly authorized, executed and delivered by the Company;

                          7. the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                          8. no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

                          9. neither the issue and sale of the Securities, nor the consummation by the Company of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel after due inquiry to which the Company or its subsidiaries is a party or bound or to which its property is subject, or
                    (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel after due inquiry to be applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; and

                          10. to such Counsel's knowledge after due inquiry no holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for such rights of the Registration Rights Shareholders as have been effectively waived.

In addition, such counsel shall state that nothing has come to such counsel's attention that leads such counsel to believe that on the Effective Date or at the Execution Time the Registration Statement (other than the financial statements, including the notes thereto, and supporting schedules or other financial data contained therein, as to which such counsel need not comment) contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the financial statements, including the notes thereto, and supporting schedules or other financial data contained therein, as to which such counsel need not comment) contained or contains, as of its date or as of the Closing Date, any untrue statement of a material fact or omitted or omits, as of such dates, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (b) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph B include any supplements thereto at the Closing Date.

         C. The Selling Shareholders shall have furnished to the Representatives the opinion of Holme Roberts & Owen LLP, counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

                          1. this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by the Selling Shareholders, the Custody Agreement is valid and binding on the Selling Shareholders and each Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Option Securities being sold by such Selling Shareholder hereunder;

                          2. the delivery by each Selling Shareholder to the several Underwriters of certificates for the Option Securities being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will pass good and marketable title to such Option Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                          3. no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                          4. neither the sale of the Option Securities being sold by any Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under (i) any law or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling

                    Shareholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or (ii) in the case of a Selling Shareholder that is a partnership or trust, the partnership agreement, trust agreement or other organizational documents of such Selling Shareholder.

In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (b) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders and public officials.

         D. The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         E. The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                          1. the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          2. no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          3. since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         F. Each Selling Shareholder shall have furnished to the Representatives a certificate, signed, in the case of a Selling Shareholder that is other than a natural person, by a representative of such Selling Shareholder satisfactory to the Representatives and, in any other case, by such Selling Shareholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

         G. At the Execution Time and at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                          1. in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                          2. on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Shareholders, directors and compensation and audit committees of the Company and the subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 1997, nothing came to their attention which caused them to believe that:

                    a. with respect to the period subsequent to September 30, 1997, there were any changes, at a specified date not more than three days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the Shareholders' equity of the Company or decreases in working capital of the Company and its subsidiaries as compared with the amounts shown on the September 30, 1997, consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from October 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries and operating income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    b. the information included in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K.

                          3. they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Financial Data", "Capitalization", "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Prospectus, the information included or incorporated from Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, the information included in the "Management's Discussion and Analysis of Results of Operations and Financial Condition" included or incorporated in the Company's Quarterly Reports on Form 10-Q (as amended by the Company's Quarterly Reports on Form 10-Q/A) incorporated in the Registration Statement and the Prospectus and the financial statements included or incorporated in the Form 8-K and Form 8-K/A incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                          4. on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Prospectus in this paragraph G includes any supplement thereto at the date of the letter.

         H. Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph G of this
         Section VI or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         I. At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company, from each Selling Shareholder and from each other shareholder listed in Schedule V hereto, in any case, addressed to the Representatives, in which each such person agrees not to offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days, in each case as specified in Schedule V hereto, after the date of this Agreement, other than (i) any shares of Common Stock to be sold hereunder, (ii) any option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus to which this Agreement relates and (iii) other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Brothers Inc.

         J. The Securities shall be qualified for inclusion on the Nasdaq Stock Market upon issuance.

         K. Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 If any of the conditions specified in this Section VI shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the

Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

                 The documents required to be delivered by this Section VI shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, One Liberty Plaza, New York, New York 10006, on the Closing Date.

    VII. Reimbursement of Underwriters' Expenses.

                 If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section VI hereof is not satisfied, because of any termination pursuant to Section X hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Brothers Inc on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this
Section VII because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in
Section VI, the Selling Shareholders pro rata in proportion to the percentage of Option Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

    VIII. Indemnification and Contribution.

         A. 1. The Company and the Joint Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Joint Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Joint Selling Shareholders may otherwise have.

                 2. Each Several Selling Shareholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Joint Selling Shareholders to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Several Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Several Selling Shareholder may otherwise have.

         B. Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the stabilization legend in block capital letters on page 2 and, under the heading "Underwriting" (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

         C. Promptly after receipt by an indemnified party under this Section VIII of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section VIII, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph A or B above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph A or B above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         D. In the event that the indemnity provided in paragraph A or B of this Section VIII is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph D, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section VIII, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph D.

         E. Notwithstanding any other provision of this agreement to the contrary:

                          1. the liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section I hereof and under the indemnity and contribution agreements contained in this
                    Section VIII shall be limited to an amount equal to the initial public offering price of the Option Securities sold by such Selling Shareholder to the Underwriters;

                          2. none of the Selling Shareholders shall have any liability with respect to the representations and warranties contained in Section I hereof, except to the extent that an Underwriter, or a director, officer or agent of an Underwriter or any person who controls any Underwriter within the meaning of either the Act or the Exchange Act is unable to satisfy a claim against the Company in respect of a breach or alleged breach of such representations and warranties; and

                          3. none of the Selling Shareholders shall have any liability under the indemnity and contribution agreements contained in this Section VIII, except to the extent that the indemnification and contribution obligations of the Company provided for in this Section VIII are unavailable or insufficient by reason of a Payment Default to hold an Underwriter, or a director, officer or agent of an Underwriter or any person who controls any Underwriter within the meaning of either the Act or the Exchange Act harmless in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to in such sections to which such Underwriter or such other person may be subject;

provided, however, that nothing in this paragraph E shall prohibit the Underwriters from joining any Selling Shareholder as a party in any claim (including without limitation any counterclaim or cross-claim) against the Company for breach of the representations and warranties contained in Section I hereof or for payment under the indemnity and contribution agreements contained in this Section VIII. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

    IX. Default by an Underwriter.

                 If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section IX, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

    X. Termination.

                 This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

    XI. Representations and Indemnities to Survive.

                 The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section VIII hereof, and will survive delivery of and payment for the Securities. The provisions of Sections VII and VIII hereof shall survive the termination or cancellation of this Agreement.

    XII. Notices.

                 All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed with confirmation to the Salomon Brothers Inc General Counsel (fax no.: (212) 783-1752) and confirmed to the General Counsel, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048,
Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed with confirmation to EFTC Corporation (fax no.: (303) 451-8210) and confirmed to it at EFTC Corporation, 9351 Grant Street, Suite 600, Denver, Colorado 80229, Attention: Stuart W. Fuhlendorf, Chief Financial Officer, or if sent to the Selling Shareholders, will be mailed, delivered or telefaxed with confirmation to _____________________________ [facsimile number] and confirmed to them at the addresses set forth in Schedule II hereto.

    XIII. Successors.

                 This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section VIII hereof, and no other person will have any right or obligation hereunder.

    XIV.  Applicable Law.

                 This Agreement will be governed by and construed in accordance with the laws of the State of New York.

    XV.   Counterparts.

                 This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

    XVI.  Headings.

                 The section headings used herein are for convenience only and shall not affect the construction hereof.

    XVII. Definitions.

                 The terms which follow, when used in this Agreement, shall have the meanings indicated.

                 "Act" shall mean the Securities Act of 1933, as amended.

                 "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                 "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                 "Exercise Securities" shall mean the numbers of shares listed on Schedule VI to be issued upon exercise of outstanding options listed in Schedule VI and to be delivered by the Exercising Shareholders to the several Underwriters on the settlement date for the option provided in Section II.B. of this Agreement.

                 "Exercising Selling Shareholders" shall mean the Selling Shareholders appearing on Schedule VI hereto.

                 "Joint Selling Shareholders" shall mean the Selling Shareholders other than Robert Child, Brian Tracey and August P. Bruehlman.

                 "Payment Default" means the occurrence of each of the following events:

                 (1) the Underwriters have given written notice (in accordance with Section XII hereof) to the Company of a claim under the indemnification or contribution provisions contained in
                 Section VIII hereof; and

                 (2) the Company shall have failed to satisfy such claim within 30 days of receipt of such notice.

                 "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph I.A. above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                 "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                 "Registration Statement" shall mean the registration statement referred to in paragraph I.A. above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                 "Rule 424," "Rule 430A" and "Rule 462" refer to such rules under the Act.

                 "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                 "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

                 "Several Selling Shareholders" shall mean the Selling Shareholders other than the Joint Shareholders.

                 "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person.

                 "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

    XVIII. Canada.

                 Each of the Underwriters hereby covenants and agrees that it will not distribute the Securities in such a manner as to require the filing of a prospectus or similar document (excluding a private placement offering memorandum) with respect to the Securities under the laws of any Province or Territory in Canada.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                                        Very truly yours,

                                        EFTC Corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Gerald J. Reid
                                        Lucille A. Reid
                                        Lloyd A. McConnell
                                        Charles E. Hewitson
                                        Gregory Hewitson
                                        Matthew J. Hewitson
                                        Jack Calderon
                                        August P. Bruehlman
                                        Robert Child
                                        Brian Tracey
                                        Stuart W. Fuhlendorf
                                        Brent L. Hofmeister

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: Attorney-in-Fact
                                                  for each of the Selling
                                                  Shareholders

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
J.C. Bradford & Co.
Pacific Crest Securities

By:  Salomon Brothers Inc

By:
     ---------------------------
     Name:
     Title:



For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I
                                  Underwriters





                                                                                  NUMBER OF SHARES
                                                                                        TO BE
UNDERWRITERS                                                                          PURCHASED
--------------------------------------------------------------------------------------------------
Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . .
J.C. Bradford & Co. . . . . . . . . . . . . . . . . . . . . . . . .
Pacific Crest Securities Inc. . . . . . . . . . . . . . . . . . . .

                                                                                      ---------


                 Total  . . . . . . . . . . . . . . . . . . . . . .                   3,000,000
                                                                                      =========

                                  SCHEDULE II
                             Over-Allotment Option





                                                                                 MAXIMUM NUMBER OF
                                                                                  SHARES SUBJECT TO
NAME AND ADDRESS                                                                OVER-ALLOTMENT OPTION
-----------------------------------------------------------------------------------------------------
Gerald J. Reid  . . . . . . . . . . . . . . . . . . . . . . . . . .                     90,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Lucille A. Reid . . . . . . . . . . . . . . . . . . . . . . . . . .                     90,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Lloyd A. McConnell  . . . . . . . . . . . . . . . . . . . . . . . .                     72,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Charles E. Hewitson . . . . . . . . . . . . . . . . . . . . . . . .                     54,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Gregory Hewitson  . . . . . . . . . . . . . . . . . . . . . . . . .                     54,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Matthew J. Hewitson . . . . . . . . . . . . . . . . . . . . . . . .                     54,000
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Jack Calderon . . . . . . . . . . . . . . . . . . . . . . . . . . .                      6,750
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

August P. Bruehlman . . . . . . . . . . . . . . . . . . . . . . . .                     6,750
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Robert Child  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,750
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Brian Tracey  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,750
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Stuart W. Fuhlendorf  . . . . . . . . . . . . . . . . . . . . . . .                     4,500
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229

Brent L. Hofmaster  . . . . . . . . . . . . . . . . . . . . . . . .                     4,500
EFTC Corporation,
9351 Grant Street, Suite 600
Denver, Colorado  80229
                                                                                      -------

                 Total  . . . . . . . . . . . . . . . . . . . . . .                   450,000
                                                                                      =======

                                  SCHEDULE III
                                  Subsidiaries





Current Electronics, Inc.

Circuit Test, Inc.

Circuit Test International, L.C.

Airhub Services Group, L.C.

                                   SCHEDULE IV
                        Registration Rights Shareholders





Gerald J. Reid
Lucille A. Reid
Lloyd A. McConnell
Ken Shultz
Gary E. Long
Judith A. Long
Harry Asmus
Sara R. Asmus
Helen R. Asmus
David W. Van Wert
Victor R. Nottingham
Larry R. Vosmera
Leonard R. Prothe
Mason S. Shirozi
Charles E. Hewitson
Matthew J. Hewitson
Greg Hewitzon
Richard Monfort
Allen S. Braswell Jr.
Alma L. Braswell
Bruce A. Braswell
Amy A. Braswell
Anita B. Murman
Allen S. Braswell, Sr. Grantor Retained
   Income Trust u/a/d 12/31/89.
Dain Bosworth
Stephens Inc.

                                  SCHEDULE V
                    Shareholders Providing Letter Set Forth
                                  in Exhibit A





Name                                               Lock-up period
----                                               --------------
Allen S. Braswell, Jr.                                180 days
Allen S. Braswell, Sr.                                180 days
August P. Bruehlman                                   180 days
Jack Calderon                                         180 days
Darrayl E. Cannon                                     180 days
Robert Child                                          180 days
James A. Doran                                        180 days
Stuart W. Fuhlendorf                                  180 days
Charles E. Hewitson                                   180 days
Gregory C. Hewitson                                   180 days
Matthew J. Hewitson                                   180 days
Brent L. Hofmeister                                   180 days
Lloyd A. McConnell                                    180 days
Robert K. McNamara                                    180 days
Richard L. Monfort                                    180 days
Gerald J. Reid                                        180 days
Lucille A. Reid                                       180 days
Masoud S. Shirazi                                     180 days
Brian Tracey                                          180 days
David W. Van Wert                                     180 days

                                  SCHEDULE VI
                        Exercising Selling Shareholders


NAME OF EXERCISING SELLING                DATE OF            TYPE OF           NUMBER OF          EXERCISE
SHAREHOLDER                                GRANT              GRANT             SHARES             PRICE
--------------------------                -------            -------           ---------          --------



                               [TO BE PROVIDED]

                                                                       EXHIBIT A

            [Letterhead of officer, director or major shareholder of
                               EFTC Corporation]

                                EFTC Corporation
                        Public Offering of Common Stock

                                                                          , 1997

Salomon Brothers Inc
J.C. Bradford & Co.
Pacific Crest Securities Inc.
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                 This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between EFTC Corporation, a Colorado corporation (the "Company"), the Selling Shareholders (as specified in the Underwriting Agreement) and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company.

                 In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Brothers Inc, offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, other than (i) any shares of Common Stock to be sold pursuant to the Underwriting Agreement, (ii) any option or warrant or the conversion of a security outstanding on the date hereof and referred to in the prospectus to which the Underwriting Agreement relates and (iii) shares of Common Stock disposed of as bona fide gifts approved by Salomon Brothers Inc.

                 If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,

                                        [Signature of officer, director or
                                        major shareholder]

                                        [Name and address of officer, director
                                        or major shareholder]

                                                                       EXHIBIT B


                                               ---------------------------------
                                                 (Name of Selling Stockholder)





                    CUSTODY AGREEMENT AND POWER OF ATTORNEY
                          for Sale of Common Stock of
                                EFTC CORPORATION



     Stuart W. Fuhlendorf
     August P. Bruehlman
____________________________________
    (each as Attorney-in-Fact as provided hereunder)
c/o

     American Securities Transfer
     & Trust, Inc.
____________________________________
    (as Custodian as provided hereunder)


Ladies and Gentlemen:

                The undersigned (a "Selling Stockholder"; one of the several "Selling Shareholders" named in the Underwriting Agreement referred to below) proposes to sell certain shares of common stock, $.01 par value per share (the "Common Stock"), of EFTC Corporation, a Colorado corporation (the "Company"), to the Underwriters (the "Underwriters") for whom Salomon Brothers Inc, J.C. Bradford & Co. and Pacific Crest Securities Inc. will act as representatives (the "Representatives") for distribution under a Registration Statement on Form S-2 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place.

         1.    Appointment and Powers of Attorney-in-Fact.

               A. The undersigned hereby irrevocably constitutes and appoints Stuart W. Fuhlendorf and August P. Bruehlman as the undersigned's agent and attorney-in-fact (each, the "Attorney-in-Fact"), each with full power and authority to act without the other and with full power of substitution to each, with respect to all matters arising in connection with the public offering and sale of the Option Securities (as defined in the Underwriting Agreement), including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                        (i) execute and deliver on behalf of the undersigned an underwriting agreement (the "Underwriting Agreement"), substantially in the form of the draft dated November ____, 1997, delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions (including the price at which the Option Securities will be initially offered to the public by the Underwriters and the underwriting discount to be received by the Underwriters) or deletions as the Attorney-in-Fact, acting in his sole discretion, shall approve, which approval shall be conclusively evidenced by his execution of the Underwriting Agreement, including the exercise of all authority thereunder vested in the undersigned;

                        (ii) sell, assign, transfer and deliver the Option Securities to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters certificates for the Option Securities so sold (the price for such shares to be the price specified in Section 2 of the Underwriting Agreement);

                        (iii) endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates for the Option Securities to be sold by the undersigned pursuant to the Underwriting Agreement or to execute and deliver a stock power or powers with respect to such certificates;

                        (iv) take any and all steps deemed necessary or desirable by the Attorney-in-Fact in connection with the registration of the Option Securities under the Securities Act of 1933, as amended (the "Securities Act" ), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable;

                        (v) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Option Securities and delivery of certificates therefor;

                        (vi) make any assurances, communications and reports (including in the form of a signed certificate pursuant to Section VI.F. of the Underwriting Agreement) for and on behalf of the undersigned to the Underwriters, which may be necessary or advisable for facilitating the sale of the Option Securities, or to appropriate state or governmental authorities, which may be necessary or advisable for effecting the registration of the Option Securities under the state securities or blue sky laws;

                       (vii) provide, in accordance with the Underwriting Agreement, for the payment of certain expenses of the offering and sale of the Common Stock covered by the Registration Statement;

                       (viii) to exercise any power conferred upon, and to take any action authorized to be taken by, the undersigned pursuant to the Underwriting Agreement, in the sole discretion of the Attorney-in-Fact;

                       (ix) certify on behalf of the undersigned to any transfer agent or registrar such instruction and such assurance of the genuineness of any document as may be reasonably required in connection with the consummation of the proposed sale of the Option Securities; and

                       (x) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorney-in-Fact in his discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Option Securities to the Underwriters and the reoffering of the Option Securities by the Underwriters as fully as could the undersigned if then personally present and acting.

               B. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorney-in-Fact by this Custody Agreement and Power of Attorney (the "Agreement"). Each Attorney-in-Fact is hereby empowered to determine individually, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorney-in-Fact shall be exercised.

               C. The Custodian (as defined below), the Underwriters, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

               D. The Attorney-in-Fact shall not receive any compensation for his services rendered hereunder, except that he shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Agreement.

         2.    Appointment of Custodian; Deposit of Shares.

               A. In connection with and to facilitate the sale of the Option Securities to the Underwriters, the undersigned hereby appoints American Securities Transfer & Trust, Inc. as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock that in the aggregate represent not less than the excess, if any, of (a) the total number of Option Securities to be sold by the undersigned to the Underwriters, the number of such securities being set forth on Schedule II to the Underwriting Agreement over (b) the total number of Option Securities to be delivered by the Company to the Custodian pursuant to the Irrevocable Instructions (as defined below). Each such certificate so deposited on the date hereof is in negotiable and proper deliverable form, endorsed in blank with the signature of the undersigned or the Attorney-in-Fact thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned or the Attorney-in-Fact so guaranteed. The undersigned irrevocably exercises, effective at such time (if any) as Salomon Brothers Inc exercises its option to purchase Option Securities, the option to purchase the Exercise Securities (as defined in the Underwriting Agreement) and will deliver irrevocable instructions to the Company directing the Company, upon effectiveness of the undersigned's election, to promptly issue the undersigned's Exercise Securities and deposit the same with the Custodian (the "Irrevocable Instructions"). Each such certificate to be deposited by the Company pursuant to the Irrevocable Instructions will be, at the time of deposit with the

Custodian, in negotiable and proper deliverable form, endorsed in blank with the signature of the undersigned or the Attorney-in-Fact thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or will be accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned or the Attorney-in-Fact so guaranteed. Upon reasonable request of the Custodian, the undersigned agrees to furnish, or cause to be furnished, any other documentation reasonably necessary to assure the sale and transfer of deposited Option Securities to the Underwriters pursuant to the Underwriting Agreement. The Custodian is hereby authorized and directed, subject to the instructions of the Attorney-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith (or deposited hereafter by the Company pursuant to the Irrevocable Instructions), (b) to deliver (or to authorize the Company's transfer agent to deliver) the certificate or certificates deposited hereunder (or deposited hereafter by the Company pursuant to the Irrevocable Instructions) (or replacement certificate(s) for the Shares) to or at the direction of the Attorney-in-Fact in accordance with the terms of the Underwriting Agreement and
(c) to return (or cause the Company's transfer agent to return) to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder (or deposited hereafter by the Company pursuant to the Irrevocable Instructions) which are not sold pursuant to the Underwriting Agreement. The Custodian shall be entitled to customary compensation for the services to be rendered hereunder as set forth in Schedule II attached hereto. Such compensation shall be paid to the Custodian by the Company.

                B. Until the Option Securities have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Option Securities deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Option Securities, which right is subject to this Agreement, a lock-up agreement among the undersigned and the Underwriters, the Irrevocable Instructions and the Underwriting Agreement.

         3.    Sale of Shares; Remitting Net Proceeds.

                A. The Attorney-in-Fact is hereby authorized and directed to deliver or cause the Custodian or the Company's transfer agent to deliver certificates for the Option Securities to the Representatives, as provided in the Underwriting Agreement, against delivery to the Attorney-in-Fact for the accounts of the undersigned of the purchase price of the Option Securities (or, in the case of the delivery of the Exercise Securities, the excess, if any, of the aggregate purchase price of the Exercise Securities being sold by the undersigned over the aggregate exercise price of the related options listed in
Schedule VI to the Underwriting Agreement), at the time and in the funds specified in the Underwriting Agreement. The Attorney-in-Fact is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Option Securities (or, in the case of Exercise Securities, the excess, if any, of the aggregate purchase price of the Exercise Securities being sold by the undersigned over the aggregate exercise price of the related options listed in Schedule VI to the Underwriting Agreement) and shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds as provided below, the Custodian shall promptly remit to the undersigned the undersigned's proportionate share of the proceeds.

               B. Before any proceeds of the sale of the Option Securities are remitted to the undersigned, the Attorney-in-Fact is authorized and empowered to direct the Custodian to reserve from the proceeds an amount determined by the Attorney-in-Fact to be sufficient to pay the expenses of the Selling Stockholder, including those items of expense of the offering and sale of the Common Stock to be borne by it as provided in the Underwriting Agreement. The Custodian is authorized to pay such amount to discharge in full such expenses from the amount reserved for that purpose pursuant to the written direction of the Attorney-in-Fact. After payment of expenses from this reserve, the Custodian will remit to the undersigned any balance. To the extent expenses exceed the amount reserved, the Selling Stockholder shall remain liable for such expenses. In no event will the Custodian be liable for any payments in excess of the proceeds from the sale of the Option Securities.

        4. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the Company, the Attorney-in-Fact, the Custodian, and the Underwriters as follows:

               A. The undersigned has full legal right, capacity, power and authority to enter into and perform this Agreement and the Underwriting Agreement and to give the Irrevocable Instructions, and to sell, transfer, assign and deliver the Option Securities to be sold by it pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities and claims whatsoever. If the undersigned is acting as a fiduciary, officer, partner, or agent of a Selling Stockholder, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

               B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorney-in-Fact and Salomon Brothers Inc pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Option Securities to the Underwriters pursuant to the exercise by the Underwriters of the over-allotment option described in the Underwriting Agreement. The undersigned will promptly notify the Attorney-in-Fact of any development that would make any such representation or warranty untrue.

               C. The undersigned has no reason to believe that the representations and warranties of the Company contained in the Underwriting Agreement are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of the Option Securities by the Selling Stockholder pursuant to the Underwriting Agreement is not prompted by any information concerning the Company or any of its subsidiaries that is not set forth in the Prospectus or any supplement thereto.

               D. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

               E. Upon execution and delivery of the Underwriting Agreement by the undersigned, the undersigned agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person who controls the Company or any Underwriter, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, as provided in Section VIII. of the Underwriting Agreement.

               F. Upon execution and delivery of the Underwriting Agreement by the undersigned, (or the Attorney-in-Fact), the undersigned agrees that it will be bound by, and will perform each of the covenants and agreements made by the undersigned as a Selling Stockholder in the Underwriting Agreement.

               G. The undersigned agrees to deliver to the Attorney-in-Fact such documentation as the Attorney-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the requesting party.

The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorney-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholder in the Underwriting Agreement.

        5.     Irrevocability of Instruments; Termination of this Agreement.

               A. This Agreement, the deposit of the Option Securities pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorney-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Irrevocable Instructions and the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Option Securities, to the Underwriters; and the Attorney-in-Fact is hereby further vested with an estate, right, title and interest in and to the Option Securities deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to the Closing Date (as defined in the Underwriting Agreement), and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of any of the undersigned; or if this Agreement is executed on behalf of a trust, corporation, partnership or other entity, it shall not be terminated by liquidation, dissolution, winding-up, or any other event affecting the legal life of such entity, or by the occurrence of any other event or events. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorney-in-Fact, the Company, the Custodian, the Underwriters or any other person, the Attorney-in-Fact and the Custodian shall nevertheless be authorized and empowered to deliver and deal with the Option Securities deposited under the Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

               B. If the sale of the Option Securities contemplated by this Agreement is not completed by the 30th day after the date of the Prospectus, this Agreement shall terminate (without affecting any lawful action of the Attorney-in-Fact or the Custodian prior to such termination or the agreement hereunder of the undersigned to indemnify the Attorney-in-Fact and the Custodian), and the Attorney-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Option Securities deposited hereunder, but only after having received payment of any expenses to be paid or borne by the Selling Stockholder. The undersigned hereby covenants with the Attorney-in-Fact that if for any reason the sale of the Option Securities contemplated hereby shall not be consummated, the undersigned shall pay all expenses payable by such Selling Stockholder hereunder or under the Underwriting Agreement.

        6. Liability and Indemnification of the Attorney-in-Fact and Custodian. The Attorney-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Option Securities, the proceeds from the sale of the Option Securities and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The duties and obligations of the Custodian shall be limited to and determined solely by the express provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against the Custodian. The undersigned hereby agrees to indemnify and hold harmless the Attorney-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters within the scope of this Agreement or the Underwriting Agreement; provided, however, that the Attorney-in-Fact and the Custodian may be liable to the undersigned for any such act or omission to the extent attributable to gross negligence or fraud. The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

        7.  Interpretation.

               A. The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Option Securities and the termination of this Agreement.

               B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

               C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

               E. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall constitute an original and all together shall constitute one instrument.

               F. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against, the respective successors, heirs, personal representatives and assigns of the parties hereto.

        IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ___ day of ________, 1997.

[Selling Stockholder]                                    Guaranteed by:*


----------------------------------------------------     ---------------------------------------------------
Name:                                                    Name:


(Please sign exactly as your Stockholder name appear on your stock certificate(s).)

Name and address to which notices and funds shall be sent.



----------------------------------------------------
(NAME)


----------------------------------------------------
(STREET)


----------------------------------------------------
(CITY)            (STATE)                  (ZIP)


* (NOTE:  The signature of the Selling Stockholder must be guaranteed by a commercial bank or trust company in the United
  States or by a member of the New York Stock Exchange.)


ACCEPTED by the Attorney-in-Fact                            ACCEPTED by the Custodian
as of the date above set forth:                             as of the date above set forth:


------------------------------                              ----------------------------------

                                                            By:
------------------------------                                 -------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

          (For completing the Custody Agreement and Power of Attorney)

         A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorney-in-Fact and to counsel for the Underwriters.

         B.  Complete Schedule I attached hereto.

         C. Unless such stock certificate(s) are endorsed or the stock power(s) attached thereto are executed by the Attorney-in-Fact as provided in the Agreement, each stock certificate or stock power deposited hereunder must be executed by you with your signature on the stock certificate(s) or the accompanying stock power(s) guaranteed by a commercial bank or trust company in the United States or by any member of the New York Stock Exchange. Please sign the stock certificate(s) or stock power(s) and the Agreement exactly as your name appears on your stock certificate(s).

         D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by you (or the Attorney-in-Fact as provided in the Agreement) by hand delivery or by certified mail appropriately insured to:

                 American Securities Transfer & Trust, Inc.
                 [address of custodian
                 Attn:           ]

If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

        E. If any certificate that you submit represents a greater number of Option Securities than the aggregate number of Option Securities that you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the final closing for the purchase of Option Securities by the Underwriters pursuant to the exercise by the Underwriters of the over-allotment option described in the Underwriting Agreement, a certificate for the excess number of shares.

        F. For purposes of discharging your obligations under Section VI.F. of the Underwriting Agreement and Section 4B of the Custody Agreement and Power of Attorney please contact James McVeigh of Salomon Brothers Inc by phone at (212) 783-1451 or by facsimile at (212) 783-3453 if any information or representation included in the foregoing Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to termination of the period applicable to you referred to in Section VI.I. of the Underwriting Agreement.

                                               ---------------------------------
                                                 (Name of Selling Stockholder)




                                   SCHEDULE I


                  Certificate(s) for Shares of Common Stock of

                                EFTC CORPORATION



                              deposited under the
                    Custody Agreement and Power of Attorney
          and by the Company pursuant to the Irrevocable Instructions





                                             Number of Shares of    Number of Shares of
                                             Common Stock           Common Stock Deposited
                       Number of Shares of   Deposited under the    by the Company
                       Common Stock          Custody Agreement and  Pursuant to the          Number of Shares of
                       Represented by        Power of               Irrevocable              Common Stock from This
Certificate Number     Certificate           Attorney               Instructions             Certificate To Be Sold
------------------     -------------------   ---------------------  ----------------------   ----------------------


* If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                                  SCHEDULE II

                               Fees of Custodian





Custodial Fees ....................................

Wire Transfer Fees ................................

                                                                       EXHIBIT C


                    Irrevocable Stock Option Exercise Notice


EFTC Corporation
9351 Grant Street
Denver, CO  80229

Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

                 With respect to the options described on Exhibit A hereto, the undersigned hereby irrevocably exercises, effective at such time (if any) as Salomon Brothers Inc exercises its option to purchase the Option Securities (as defined in the Underwriting Agreement mentioned below), the option to purchase an aggregate of ____ shares of EFTC Corporation ("EFTC") common stock, $0.01 par value and irrevocably instructs EFTC, upon effectiveness of the undersigned's election, to promptly issue such shares and to deliver such shares to American Securities Transfer & Trust, Inc. ("AST"), acting as Custodian pursuant to the Custody Agreement and Power of Attorney dated November ___, 1997 (the "Custody Agreement"). Such shares shall be held by AST, as Custodian, pursuant to the Custody Agreement. I hereby irrevocably authorize Salomon Brothers Inc ("Salomon") at the settlement date (as defined in the Underwriting Agreement) of the Option Securities to tender payment to EFTC of $________ which consists of the exercise price of these options and all applicable taxes due. I hereby acknowledge that Salomon has an interest in the exercise of these options and delivery of the shares issued thereunder to AST, acting as Custodian, and is relying on such exercise and delivery in executing the Underwriting Agreement dated November ___, 1997 between EFTC and the Underwriters (as defined therein).

Date:    November   , 1997
                  --

                                              ----------------------------------
                                                          Signature

                                                        Please print:


                                              ----------------------------------
                                                             Name


                                              ----------------------------------

                                              ----------------------------------
                                                           Address



                                              ----------------------------------
                                                    Social Security Number

                                   Exhibit A





Date of Grant               Type of Grant              Number of Shares             Exercise Price
-------------               -------------              ----------------             --------------





                                       2